Exhibit No. 32

Form 10-Q

Harcom Productions Inc.

File No. 333-139685

Certification Pursuant to 18 U.S.C.

Section 1350, as Adopted

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

In  connection  with the  Quarterly  Report of Harcom Productions,  Inc.  (the "Company")  on Form 10-Q for the period ending March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),  I, Shane Harwell, Chief  Executive  and Chief  Financial  Officer of the  Company, certify  pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Dated: May 14, 2009

/s/ Shane Harwell

Shane Harwell

Chief Executive Officer and

Chief Financial Officer

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A signed original of this written statement required by Section 906 has been provided to  Harcom Productions,  Inc.  and will  be  retained  by  Harcom Productions, Inc. and can be furnished to the Securities and Exchange Commission or its staff upon request.